EXHIBIT 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Berry Plastics Group, Inc. (the "Registrant") on Form 10-Q for the quarter ended July 2, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark W. Miles, the Chief Financial Officer and Treasurer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Mark W. Miles
Mark W. Miles
Chief Financial Officer

Date: August 9, 2016